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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 8, 2001
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                    WELLS FARGO AUTO RECEIVABLES CORPORATION
                    ----------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                     333-53920                  510378359
         --------                     ---------                  ---------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)



Wells Fargo Center, Sixth and Marquette, Minneapolis, Minnesota         55479
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (612)-667-1234
                                                    --------------



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS.

     The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

Exhibit
Number    Description of Exhibit
------    ----------------------
1.1(a) Underwriting Agreement among Wells Fargo Auto Receivables Corporation and Deutsche Banc Alex. Brown Inc., as Representative of the several underwriters, dated as of May 8, 2001.

4.1(a) Indenture between Wells Fargo Auto Trust 2001-A, as issuer, and The Chase Manhattan Bank, as indenture trustee, dated as of May 16, 2001.

4.2(a) Trust Agreement between Wells Fargo Auto Receivables Corporation, as seller, Wilmington Trust Company, as owner trustee and Wells Fargo Bank Minnesota, National Association, as administrator, certificate registrant and paying agent, dated as of May 16, 2001.

8.1(a) Opinion of Sidley Austin Brown & Wood with respect to federal and state tax matters, dated as of May 16, 2001.

10.1(a) Sale and Servicing Agreement among Wells Fargo Auto Receivables Corporation, as seller, Wells Fargo Auto Trust 2001-A, as issuer, Wells Fargo Bank, National Association, as servicer and The Chase Manhattan Bank, as indenture trustee, dated as of May 16, 2001.

10.2(a) Purchase Agreement between Wells Fargo Bank, National Association, as seller, and Wells Fargo Auto Receivables Corporation, as purchaser, dated as of May 16, 2001.

10.3(a) Administration Agreement between Wells Fargo Auto Trust 2001-A and Wells Fargo Bank Minnesota, as administrator, dated as of May 16, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WELLS FARGO AUTO RECEIVABLES
                                            CORPORATION



Date:  May 22, 2001                         By:   /s/ Paul Tsang
                                                ------------------------
                                                Paul Tsang
                                                Senior Vice President

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                                  EXHIBIT INDEX

     The following is a list of the Exhibits filed herewith.

Exhibit
Number    Description of Exhibit
------    ----------------------
1.1 Underwriting Agreement among Wells Fargo Auto Receivables Corporation and Deutsche Banc Alex. Brown Inc., as Representative of the several underwriters, dated as of May 8, 2001.

4.1(a) Indenture between Wells Fargo Auto Trust 2001-A, as issuer, and The Chase Manhattan Bank, as indenture trustee, dated as of May 16, 2001.

4.2(a) Trust Agreement between Wells Fargo Auto Receivables Corporation, as seller, Wilmington Trust Company, as owner trustee and Wells Fargo Bank Minnesota, National Association, as administrator, certificate registrant and paying agent, dated as of May 16, 2001.

8.1(a) Opinion of Sidley Austin Brown & Wood with respect to federal and state tax matters, dated as of May 16, 2001.

10.1(a) Sale and Servicing Agreement among Wells Fargo Auto Receivables Corporation, as seller, Wells Fargo Auto Trust 2001-A, as issuer, Wells Fargo Bank, National Association, as servicer and The Chase Manhattan Bank, as indenture trustee, dated as of May 16, 2001.


10.2(a) Purchase Agreement between Wells Fargo Bank, National Association, as seller, and Wells Fargo Auto Receivables Corporation, as purchaser, dated as of May 16, 2001.

10.3(a) Administration Agreement between Wells Fargo Auto Trust 2001-A and Wells Fargo Bank Minnesota, as administrator, dated as of May 16, 2001.